              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 15, 2005

                     NAVISTAR FINANCIAL 2004-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            333-67112-06                               51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

            On November 15, 2005, the Registrant made available the
            Monthly Servicer Certificate for the Period of October 2005
            for the NAVISTAR FINANCIAL 2004-B OWNER TRUST,  which  is
            attached as Exhibit 20 hereto.

Item 9.01   Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2004-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  November 23, 2005                  By:/s/ John V. Mulvaney, Sr.
--------------------------                       ------------------------------
                                                 John V. Mulvaney, Sr.
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2004-B Owner Trust
               Monthly Servicer Certificate #12, dated November 15, 2005

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                                EXHIBIT 20

                     Navistar Financial 2004 - B Owner Trust
                          For the Month of October 2005
                     Distribution Date of November 15, 2005
                           Servicer Certificate  #12

Original Pool Amount                                            $398,463,516.43
Subsequent Receivables (transferred 11/17/04)                   $148,829,668.80
Subsequent Receivables (transferred 12/17/04)                   $151,771,733.07
Subsequent Receivables (transferred 01/18/05)                    $50,934,291.61
Beginning Pool Balance                                          $548,293,590.18
Beginning Pool Factor                                                 0.7310589

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $14,783,863.78
     Interest Collected                                           $3,156,879.58
     Mandatory Prepayments                                                $0.00
Additional Deposits:

     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds / Recoveries                              $286,510.28
Total Additional Deposits                                           $286,510.28

Repos / Chargeoffs                                                  $657,430.74
Aggregate Number of Notes Charged Off                                        87

Total Available Funds                                            $18,091,980.38

Ending Pool Balance                                             $532,987,568.92
Ending Pool Factor                                                    0.7106508

Servicing Fee                                                       $456,911.33
     memo: Servicer will allocate $1,500.00 of
           Servicing Fee as Administration Fee

Repayment of Servicer Advances                                      $135,273.26

Reserve Account:

     Beginning Balance  (see Memo Item)                           $17,377,190.16        ======================================
     Target Percentage                                                      3.00%            Memo Item - Reserve Account
     Target Balance                                               $15,989,627.07        Opening balance         $16,448,807.71
     Specified Yield Supplement Amount                                     $0.00        +  Trans Base                    $0.00
     Specified Yield Supplement Amount                                     $0.00        +  Sub Sale 3                    $0.00
     Specified Reserve Account Balance                            $15,989,627.07        +  Invest. Income           $48,326.26
     Minimum Balance                                              $14,999,984.20        +  Excess Serv.            $880,056.19
     (Release) / Deposit                                          ($1,387,563.09)       +  Transfer (to)
                                                                                           Collections Acct              $0.00
                                                                                                               ---------------
     Ending Balance                                               $15,989,627.07           Beginning Bal.       $17,377,190.16
                                                                                        ======================================
Current Weighted Average APR:                                              6.894%

Current Weighted Average Remaining Term (months):                          42.67

Delinquencies                                                   Dollars    Notes
                             Installments:   1-30 days     1,975,226.80    1,836
                                            31-60 days       271,741.43      263
                                             60 + days       185,359.39      107

                                    Total:                 2,432,327.62    1,868
                                 Balances:   60+ days      2,545,733.17      107

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                                                Navistar Financial 2004 - B Owner Trust
                                                    For the Month of October 2005

                                                                    NOTES                                CLASS B        CLASS C
                            TOTAL       CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4       NOTES          NOTES
Original Pool Amt.    $750,000,000.00 $113,000,000.00 $240,000,000.00 $183,000,000.00 $169,000,000.00 $26,250,000.00 $18,750,000.00

Distributions:
        Distribution Percentages  (1)            0.00%          94.00%           0.00%           0.00%          3.50%          2.50%

        Coupon                                 2.2000%         2.7200%         3.1300%         3.5300%        3.3900%        3.9300%

Beginning Pool Bal   $548,293,590.18
Ending Pool Bal      $532,987,568.92

Collected Principal   $14,648,590.52
Collected Interest     $3,156,879.58
Charge - Offs            $657,430.74
Liquidation Proceeds/
     Recoveries          $286,510.28

Servicing & Admin Fee    $456,911.33
Investment Earnings from
     Pre-Funding Acct.         $0.00
Cash Transfer from
     Negative Carry Acct.      $0.00
Cash Transfer from
     Pre-Funding Acct.         $0.00
Cash Transfer from
     Reserve Account           $0.00
Total Collections Avail
     for Debt Service $17,635,069.05

Beginning Balance    $548,293,590.18           $0.00  $156,615,974.78 $183,000,000.00 $169,000,000.00 $23,145,453.06 $16,532,162.34

Interest Due (2)       $1,448,991.61           $0.00      $354,996.21     $477,325.00     $497,141.67     $65,385.90     $54,142.83
Interest Paid          $1,448,991.61           $0.00      $354,996.21     $477,325.00     $497,141.67     $65,385.90     $54,142.83
Principal Due         $15,306,021.25           $0.00   $14,387,659.98           $0.00           $0.00    $535,680.13    $382,681.14
Mandatory Prepayments
     Class A-1 only            $0.00           $0.00
Principal Paid        $15,306,021.25           $0.00   $14,387,659.98           $0.00           $0.00    $535,680.13    $382,681.14

Ending Balance       $532,987,568.93           $0.00  $142,228,314.80 $183,000,000.00 $169,000,000.00 $22,609,772.93 $16,149,481.20

Note / Certificate Pool Factor
     (Ending Balance / Original Pool Amt)  0.0000000        0.5926180       1.0000000       1.0000000      0.8613247      0.8613057

Total Distributions   $16,755,012.86           $0.00   $14,742,656.19     $477,325.00     $497,141.67    $601,066.03    $436,823.97

Interest Shortfall             $0.00           $0.00            $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall            $0.00           $0.00            $0.00           $0.00           $0.00          $0.00          $0.00
          Total Shortfall      $0.00           $0.00            $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing
 (see Memo Item -
     Reserve Account)   $880,056.19

Beg.Reserve Acct Bal.$17,377,190.16
(Release) / Draw     ($1,387,563.09)
Ending Reserve
     Acct Balance    $15,989,627.07

(1) (a) 100% to the Class A-1 Notes until the Class A-1                 (*x represents previously paid interest to other classes.)
Notes are paid in full.  (b) 94.00% of any amount remaining             (*y represents previously paid interest and principal on
after the application of funds in clause (a) to the remaining            other classes.
Class A Notes sequentially until the Class A Notes are paid in
full.  (c) 58.33% of any amount remaining after the application         =====================================================
of funds in clauses (a) and (b) to the Class B Notes until the          Memo Item - Advances:
Class B Notes are paid in full.  (d) Any amount remaining after           Servicer Advances - Current Month      ($135,273.26)
the application of funds in clauses (a), (b) and (c) to the               Total Outstanding Servicer Advances   $1,953,885.44
Class C Notes until the Class C Notes are paid in full.                 =====================================================

(2) Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest for first settlement based off 28 days, from 11/17/04 to, but excluding, 12/15/04.

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                                                Navistar Financial 2004 - B Owner Trust
                                                    For the Month of October 2005

Trigger Events A)  Loss Trigger
               B)  Delinquency Trigger
               C)  Noteholders Percent Trigger

                                   5                4                3                 2                1                0
                                May-05            Jun-05           Jul-05           Aug-05           Sep-05           Oct-05

Remaining Gross Balance    $714,248,420.42    $692,817,261.21 $672,369,361.44   $651,614,668.27  $629,310,963.89  $612,109,192.53

A)   Loss Trigger:

Principal of Contracts
     Charged Off               $588,683.54        $325,584.25     $374,900.29       $156,079.43      $277,267.64      $657,430.74

Recoveries                     $217,631.33        $273,492.29     $269,951.46       $325,147.84      $144,893.75      $286,510.28

Total Charged Off
     (Months 5, 4, 3)        $1,289,168.08
Total Recoveries
     (Months 3, 2, 1)          $739,993.05

Net Loss/(Recoveries)
     for 3 Mos                 $549,175.03 (a)

Total Balance
    (Months 5, 4, 3)     $2,079,435,043.07 (b)

Loss Ratio Annualized
   [(a/b) * (12)]                   0.3169%

Trigger:  Is Ratio > 1.5%                No
                                                                                       Aug-05           Sep-05           Oct-05

B)   Delinquency Trigger:                                                         $2,934,288.45    $2,263,617.17    $2,545,733.17
     Balance delinquency 60+ days                                                       0.45031%         0.35970%         0.41590%
     As % of Beginning Pool Balance                                                     0.33162%         0.35656%         0.40863%
     Three Month Average

     Trigger:  Is Average > 2.0%         No

C)   Noteholders Percent Trigger:   2.1320%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%           No

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